                                                                       Exhibit j

                          Independent Auditors' Consent


The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 10, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund (the "Fund") of Smith Barney Trust II as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended October 31, 2003 and for the period April 3, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the heading "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                                        KPMG LLP


New York, New York
February 25, 2004

                          Independent Auditors' Consent


The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 10, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund II (the "Fund") of Smith Barney Trust II as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended October 31, 2003 and for the period September 24, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the heading "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                                        KPMG LLP


New York, New York
February 25, 2004

                          Independent Auditors' Consent


The Shareholders and Board of Trustees of
Smith Barney Trust II:

We consent to the incorporation by reference, in this registration statement, of our report dated December 10, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Short Duration Municipal Income Fund (the "Fund") of Smith Barney Trust II as of October 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the period March 17, 2003 (commencement of operations) through October 31, 2003. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the heading "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                                        KPMG LLP


New York, New York
February 25, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Smith Barney Trust II (the "Registration Statement") of our report dated January 6, 2004, relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Smith Barney Small Cap Growth Opportunities Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Auditors" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP



New York, New York
February 24, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Smith Barney Trust II (the "Registration Statement") of our report dated December 19, 2003, relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Smith Barney Diversified Large Cap Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Auditors" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP



New York, New York
February 24, 2004